UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23679

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND

FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Alexandre-Cyril Manz UBS Financial Services Inc. American International Plaza Building - Tenth Floor 250 Muñoz Rivera Avenue San Juan, Puerto Rico 00918

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1: Report to Shareholders.

(a) The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”).

TAX-FREE HIGH GRADE PORTFOLIO

TARGET MATURITY FUND FOR

PUERTO RICO RESIDENTS, INC.

2022

ANNUAL REPORT

LETTER TO SHAREHOLDERS

Dear Shareholders:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present the Letter to Shareholders for the fiscal year ended June 30, 2022.

The performance of the Fund during the year was driven by three major events: (1) the evolution of the tightening cycle by the Federal Reserve that began in March 2022, (2) the invasion of Ukraine by Russia in February 2022, and (3) to a lesser extent the re-structuring of the Puerto Rico debt in March 2022.

At its December 2021 meeting, the Federal Reserve Board (“Fed”) modified its assessment of inflation, removing the word temporary from the assessment and signaling the beginning of a tightening cycle. At is March 2022 meeting the Fed raised short-term interest rates by 0.25% for the first time since the start of the Covid-19 pandemic in 2020. This increase was followed by larger increases of 0.50% in May and 0.75% in June. The Fed remains concerned about continued elevated inflation readings, demand/supply imbalances and broader price pressures. The Fed Funds market is signaling a Fed Funds rate above 3% by the end of calendar 2022.

After weeks of tense negotiations, in February 2022, Russia invaded Ukraine. The initial market reaction was a flight to quality trade with equity markets decreasing and sovereign yields on U.S. Treasuries, German bonds and other developed countries decreasing. Since Russia is a major exporter of oil and natural gas, prices shot up; the price of oil, for example, increased above $100 a barrel. European Countries and the U.S. reacted by placing severe economic sanctions on the Russian Government and many of its closest oligarchs.

After failing to capture the capital of Kiev, Russia redirected its military to the eastern provinces of Ukraine. They have been more successful in gaining territory. Fighting remains fierce with no peaceful end in sight., As the war evolved, markets shifted their attention to the potential inflationary pressures of high oil, gas and other commodities prices. Additional supply chain disruptions continue in other sectors of the world economy. After a brief equity rally, major equity indices in the U.S. resumed their downward trend. For the first six months of the year, the S&P 500 had its worst negative performance in several decades. Risks remain elevated and volatility is high.

The bond markets reversed course. After the initial decrease in yields from the flight to quality trade, continued high inflation readings, the increase in the size of the Fed Fund hikes and the planned reduction in the size of the Fed balance sheet led to higher yields. Interest rates increased across the yield curve.

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The net effect of these events was a flattening of the yield curve. The yield of the two-year note increased 2.71% from 0.24% at June 30, 2021 to 2.95% at June 30, 2022. The yield of the ten-year note increased 1.54%, from 1.47% at the beginning of the year to 3.01% at year-end. Thus, the yield curve flattened 1.17% during the fiscal year.

In Puerto Rico, the Tittle III Federal Court re-structuring plan for most of the Commonwealth’s remaining debt became effective on March 15, 2022. This plan included the General Obligations and Public Building Authority debt, the Highway and Transportation Authority debt, Pension Obligation Bonds and several other smaller agencies. The Puerto Rico Electric Power Authority is the last agency remaining to be restructured; the Commonwealth rejected the proposed restructuring agreement with bondholders and the court mandated mediation. Please refer to the Management Discussion section for details on the impact on the Fund of the re-structuring of the Puerto Rico bond holdings.

The combination of persistent higher inflation, a flatter yield curve, the uncertainty about the pace of the monetary tightening cycle, increased risks of a possible recession in the U.S., and the continued elevated geopolitical risks present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders

Sincerely,

Leslie Highley, Jr.

Managing Director for the

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANIES ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). , as of May 14, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the fiscal year ended June 30, 2022.

One Year
Based on market price	(17.47)%
Based on net asset value (“NAV”)	(5.24)%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The Fund’s principal distributions commenced on February 4, 2015. Distributions made during prior years amounted to $102,889,376, representing a total of $2.40 per share. The net asset value and market price for the Fund shares were reduced by these amounts. For the fiscal year ended June 30, 2022, principal distributions amounted to $36,678,159, representing $0.94 per share. The Fund’s remaining

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

3

principal for distribution as of year ended June 30, 2022 amounts to $6.66. To the extent capital losses realized by the Fund on dispositions of securities are not offset by capital gains realized in the same or in subsequent years, there is no assurance that the Fund will be able to return the remaining principal by December 31, 2032.

The following table provides summary data on the Fund’s dividends, NAV and market prices for the year and as of year-end.

Dividend yield-based on market at year-end	5.11%
Dividend yield based on NAV at year-end	3.82%

NAV as of June 30, 2022	$5.45
Market Price as of June 30, 2022	$4.08
Premium (discount) to NAV	(25.1%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. The Fund distributed $7.9 million of its net investment income during the fiscal plus $213,000 from tax-exempt net investment income from prior years for a total dividend of $8.1 million. In prior years, the Fund disclosed the yield based on the initial $10 offering price of July 20021. With this report, the Fund is transitioning to disclosures using current values, to align with industry practice. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 7 to the Financial Statements for a reconciliation of book and tax income.

The Fund’s investment portfolio is comprised of various security classes. The Investment Adviser considers numerous characteristics of each asset class, in an effort to meet the Fund’s investment objective. A large number of the securities in which the Fund has invested have call dates prior to maturity. The Fund also has a large remaining portfolio of mortgage-backed securities with varying prepayment speeds.

Figure 1 below reflects the breakdown of the investment portfolio as of June 30, 2022. For details of the security categories below, please refer to the enclosed Schedule of Investments.

[1]	For comparison purposes, the dividend yield based on the $10 offering price is 2.91%.

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The majority of the Puerto Rico security holdings are Mortgage-Backed Securities (“MBS”), issued and guaranteed by U.S. Agencies or municipal bonds collateralized with U.S. Agency MBS. The MBS continue to pay down as they approach maturity. The valuation of the MBS decreased as a result of the increase in the yield of the 10-year U.S. Treasury Note. Approximately 2.5% of the Fund is invested in the Puerto Rico Sales Tax Financing Corporation Bonds (“COFINA”) exchanged in February 2019.

The most recent Plan of Adjustment (the “Plan of Adjustment”), which restructured most of the debt of the Commonwealth of Puerto Rico (the “Commonwealth”) remaining in the Title III process of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) and which included Pension Obligation Bonds issued by the Employees Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS,” and the “ERS Bonds”) and are a substantial Fund holding, was approved by the U.S. Federal District Court on January 18, 2022. The Plan of Adjustment was subsequently declared effective and consummated on March 15, 2022. The Plan of Adjustment incorporated the stipulation executed on April 2, 2021 between the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”) and certain holders of ERS Bonds (the “ERS Stipulation”), which resolved the claims of the ERS bondholders and stayed all pending litigation pertaining to the ERS Bonds.

Under the ERS stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a private equity portfolio owned by ERS. From the Effective Date until April 10, 2023, the Commonwealth will have the option to purchase the ERS Private Equity Portfolio or the interests of the ERS Trust. The Fund recognized its pro-rata share of the Private Equity Portfolio as a Plan of Adjustment receivable amounting to $301,935. Prior to the Plan of Adjustment, the Fund had an unrealized loss amounting to $11,927,440. Based on the effect of the Plan of Adjustment during the year, the Fund had a realized loss of $11,916,239, which

5

resulted in a net impact of $11,201 in our Statement of Operations. The Fund did not own any other bonds re-structured by the plan.

The U.S. portfolio is the largest component of the Fund total portfolio. It is composed of U.S. Agency Bonds, and U.S. municipal bonds. Since the beginning of the pandemic, there have been calls on the portfolio due to the low interest rate environment. Even though rates have increased from last years’ lows, they are still below historical levels. The U.S. municipal bonds in the portfolio are either insured or AAA rated. They also have longer dated calls beginning in 2028. The valuation of the U.S. portfolio decreased as the result of the increase in the 10-year Treasury Note during the year.

The Fund is a Target Maturity Fund. The NAV of the Fund decreased $1.74 during the year from $7.19 at the beginning of the year to $5.45 at end of the year. As discussed above, the portfolio decreased in value based on the increase in yields of fixed income securities. In addition, the Fund made distributions of capital during the year of $0.94 per share, consistent with the objective of returning the original $10 by the target date. At year-end the Fund indicated market value was a 25.1% discount to its NAV, an increase from a discount of 14.1% in 2021.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition
(% of Total Portfolio)
Sales and Use Tax	2.48%
General Obligations	6.99%
U.S. Agencies	25.57%
Mortgage-Backed Securities	6.28%
Housing Bonds	12.94%
Transportation Bonds	8.11%
Revenue Bonds	37.63%

Total	100.00%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	21.70%
U.S.	78.30%

Total	100.00%

The following table shows the ratings of the Fund’s portfolio as of June 30, 2022. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

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Rating (% of Total Portfolio)	Percent
AAA	67.52%
AA	21.89%
A	8.11%
Not Rated	2.48%

Total	100.00%

The Not-Rated category is comprised of the newly-issued COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of June 30, 2022, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

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FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations (“TSO”) in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate variable and based of short-term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration to the 1940 Act.

There were no securities sold under repurchase agreements outstanding as of June 30, 2022.

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GLOSSARY OF FUND TERMS

Bond - security issued by a government or corporation that obligates the issuer to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Closed-end fund - a fund that issues a fixed amount of common stock.

Coupon- the interest rate that a bond promises to pay over its life, expressed as a percent over its face value.

Dividend - a per-share distribution of the income earned from a fund’s portfolio holdings. When a dividend distribution is made, a fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Expense ratio- the percentage of a fund’s average net assets attributable to common shareholders used to pay fund operating expenses. The expense ratio takes into account, investment management fees, administration fees as well as other operating expenses such as legal, audit, insurance and shareholder communications.

Maturity- the date on which the face value of a bond must be repaid. For a portfolio it is represented in years and measures the average length to maturity of all the bonds in the portfolio. This measure does not take into account embedded options in the bonds comprising the portfolio.

Net Asset Value (NAV) Per Share – the NAV per share is determined by subtracting the fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares of Common Stock outstanding.

Notional amount - refers to the specified dollar amount of the swap in which the exchange of interest payment is based.

Premium/Discount- the difference between the bid price of the shares of a fund and their NAV. In a case of a premium, the bid price is above the NAV. In the case of a discount, the bid price is below the NAV. These amounts can be expressed as numerical values or percentages. The higher the percentage, the larger the difference (positive or negative) between the market price and the NAV of a fund.

Total Investment Return - the change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio – the turnover ratio represents the fund’s level of trading activity. The Fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the Fund’s average monthly assets.

Undistributed income- the net income of a fund that has not been distributed to common shareholders as of the latest available audited financial statements. In the case of the target maturity type-funds, it also includes the amounts to be distributed after the target date to return the initial (i.e. $10) investment.

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Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the fiscal year ended June 30, 2022	For the fiscal year ended June 30, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$7.19	$7.49
Operating		Net investment income (a)	0.20	0.23
Performance:		Net realized loss and unrealized appreciation (depreciation) from investments (a)	(0.79)	(0.03)
		Total from investment operations	(0.59)	0.20
		Less: Dividends from net investment income to common shareholders	(0.21)	(0.23)
		Return of Capital	(0.94)	(0.38)
		Discount on repurchase of common stock	-	0.11
		Net asset value applicable to common stock, end of period	$5.45	$7.19

		Market value, end of period (b)	$4.08	$6.18

Total
Investment	(b) (f)	Based on market value per share	(17.47)%	2.79%
Return:	(f)	Based on net asset value per share	(5.24)%	4.05%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	0.77%	0.75%
	(c) (d) (e)	Gross expenses to average net assets applicable to common shareholders	1.17%	1.16%
	(c) (e)	Gross operating expenses to average net assets applicable to common shareholders	1.17%	1.15%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.00%	0.01%
	(c) (e)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.09%	3.06%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$212,737	$280,423
	(g)	Portfolio turnover	0.00%	4.13%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	0.00%	0.00%

	(a)	Based on average outstanding common shares of 39,019,318 and 40,703,300 for the fiscal years ended June 30, 2022 and 2021, respectively.

	(b)	Period end market values provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $255,885,247 and $303,519,626 for the fiscal years ended June 30, 2022 and 2021, respectively.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the fiscal years ended June 30, 2021 and 2022 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.40% and 0.41%, respectively.

	(f)	Dividends are assumed to be reinvested at the lower of the per share market value/net asset or the closing market price on the ex- dividend date.

	(g)	Portfolio turnover calculation excludes transactions related to the restructuring of Employees Retirement System Bonds.

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	June 30, 2022

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 1.71% of net assets applicable to common shareholders, total cost of $3,765,000
$171,000	F	Puerto Rico Sales Tax	4.50%	07/01/34	$171,733
87,000	F	Puerto Rico Sales Tax	4.55%	07/01/40	83,803
636,000	F	Puerto Rico Sales Tax	4.75%	07/01/53	611,078
1,609,000	F	Puerto Rico Sales Tax	5.00%	07/01/58	1,581,615
26,000	F	Puerto Rico Sales Tax	4.54%	07/01/53	24,264
354,000	F	Puerto Rico Sales Tax	4.78%	07/01/58	338,130
882,000	F	Puerto Rico Sales Tax	4.33%	07/01/40	828,260
3,765,000					$3,638,883

Puerto Rico Agencies Zero Coupons Bonds - 0.74% of net assets applicable to common shareholder, total cost of $1,590,562
$77,000	F	Puerto Rico Sales Tax	0.00%	07/01/24	$71,591
165,000	F	Puerto Rico Sales Tax	0.00%	07/01/27	136,570
161,000	F	Puerto Rico Sales Tax	0.00%	07/01/29	121,332
207,000	F	Puerto Rico Sales Tax	0.00%	07/01/31	140,181
233,000	F	Puerto Rico Sales Tax	0.00%	07/01/33	140,124
2,226,000	F	Puerto Rico Sales Tax	0.00%	07/01/46	598,663
1,814,000	F	Puerto Rico Sales Tax	0.00%	07/01/51	360,714
$4,883,000					$1,569,175

Principal Outstanding Amount

Puerto Rico Collateralized Mortgage Obligations Exempt - 1.94% of net assets applicable to common shareholders, total cost of $4,003,046
$4,003,046	A	Popular Securities Mortgage Trust	5.25%	10/17/32	$4,134,266

Mortgage Backed Securities - 12.77% of net assets applicable to common shareholders, total cost of $27,765,664
$1,467,925		Puerto Rico Housing Finance Authority	5.00%	09/29/29	$1,472,579
192,578		Puerto Rico Housing Finance Authority	3.00%	06/29/26	185,054
183,406		Puerto Rico Housing Finance Authority	5.88%	03/29/30	185,626
1,216,599		Puerto Rico Housing Finance Authority	6.25%	03/29/28	1,236,746
967,322		Puerto Rico Housing Finance Authority	6.50%	10/29/29	983,344
63,037		Puerto Rico Housing Finance Authority	6.52%	08/29/26	64,221
1,733,686		Puerto Rico Housing Finance Authority	6.56%	04/29/28	1,766,262
2,357,701		Puerto Rico Housing Finance Authority	3.00%	04/29/30	2,218,998
154,219		Puerto Rico Housing Finance Authority	3.38%	07/29/29	144,416
7,075,768		Puerto Rico Housing Finance Authority	3.50%	08/29/30	6,648,533
106,906		Puerto Rico Housing Finance Authority	3.96%	06/29/26	106,921
206,778		Puerto Rico Housing Finance Authority	4.38%	08/29/29	206,808
6,425,545		Puerto Rico Housing Finance Authority	4.50%	08/29/30	6,318,450
219,015		Puerto Rico Housing Finance Authority	4.96%	09/29/26	220,033
2,205,679		Puerto Rico Housing Finance Authority	5.50%	08/29/30	2,222,542
3,141,008		Puerto Rico Housing Finance Authority	6.00%	08/29/30	3,193,048
$27,717,172	G				$27,173,581

Puerto Rico GNMA Taxable - 1.07% of net assets applicable to common shareholders, total cost of $2,170,931
19,620		GNMA Pool 593645	7.00%	10/20/32	$19,661
97,555		GNMA Pool 465518	7.00%	01/15/29	100,968
101,982		GNMA Pool 487310	6.50%	09/15/28	107,109
53,122		GNMA Pool 593640	6.00%	01/15/33	55,919
90,082		GNMA Pool 593641	6.50%	01/15/33	94,611
80,201		GNMA Pool 593678	7.00%	04/15/33	82,241
182,807		GNMA Pool 593686	6.50%	05/15/33	191,998
285,771		GNMA Pool 593735	6.00%	09/15/33	304,837
99,526		GNMA Pool 607311	6.00%	05/15/33	104,766
40,992		GNMA Pool 607312	6.00%	05/15/33	43,149
5,533		GNMA Pool 607314	6.50%	05/15/23	5,560
3,780		GNMA Pool 607315	6.50%	05/15/23	3,798
97,960		GNMA Pool 607316	6.50%	05/15/28	102,884
4,861		GNMA Pool 607317	6.50%	05/15/28	4,884
97,831		GNMA Pool 607374	7.00%	08/15/33	99,845
11,936		GNMA Pool 607379	6.50%	08/15/23	11,973
42,572		GNMA Pool 607383	6.50%	08/15/33	44,712
65,727		GNMA Pool 530792	6.00%	01/15/33	69,188
93,123		GNMA Pool 530793	6.00%	01/15/33	98,027
2,205		GNMA Pool 530796	6.50%	01/15/33	2,210
28,417		GNMA Pool 530801	6.50%	01/15/33	29,998
41,556		GNMA Pool 530805	6.00%	02/15/33	43,741
45,643		GNMA Pool 530806	6.00%	02/15/33	48,047
2,774		GNMA Pool 530817	6.50%	02/15/23	2,787
25,441		GNMA Pool 530818	6.50%	02/15/28	26,720
27,618		GNMA Pool 530820	6.50%	02/15/28	29,006
5,506		GNMA Pool 530822	6.00%	02/15/33	5,782
25,876		GNMA Pool 548545	6.50%	11/15/31	27,177
9,254		GNMA Pool 548575	6.50%	03/15/32	9,719
147,148		GNMA Pool 554109	6.50%	03/15/33	154,546
55,134		GNMA Pool 554102	6.00%	03/15/33	58,037
43,570		GNMA Pool 554103	6.00%	03/15/33	45,865
101,000		GNMA Pool 554119	6.00%	04/15/33	106,455
37,743		GNMA Pool 554120	6.00%	04/15/33	39,731
2,349		GNMA Pool 554121	6.50%	04/15/23	2,359
7,804		GNMA Pool 554122	6.50%	04/15/23	7,854
24,759		GNMA Pool 554123	6.50%	04/15/28	26,003
48,202		GNMA Pool 554124	6.50%	04/15/28	50,626
13,952		GNMA Pool 554132	6.50%	04/15/23	14,047
$2,170,932	B				$2,276,840

Principal Outstanding Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico FNMA Taxable - 3.10% of net assets applicable to common shareholders, total cost of $6,105,043
$69,085		FNMA Pool 573451	6.50%	04/01/31	$72,479
139,232		FNMA Pool 651051	6.50%	08/01/32	146,073
11,996		FNMA Pool 654692	6.50%	12/01/32	12,586
94,958		FNMA Pool 654693	6.00%	12/01/32	99,830
373,967		FNMA Pool 654698	6.00%	01/01/33	398,486
63,152		FNMA Pool 654704	6.50%	02/01/33	66,254
75,203		FNMA Pool 654705	6.00%	02/01/33	79,076
96,070		FNMA Pool 654710	7.00%	04/01/33	98,481
396,189		FNMA Pool 671382	6.00%	11/01/32	422,172
233,263		FNMA Pool 671389	6.00%	12/01/32	246,225
245,176		FNMA Pool 671405	6.00%	01/01/33	258,768
1,696,527		FNMA Pool 682079	6.00%	11/01/32	1,850,409
2,547,137		FNMA Pool 695384	6.00%	03/01/33	2,778,435
61,885		FNMA Pool 695398	6.50%	05/01/33	64,925
$6,103,840	C				$6,594,199

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	June 30, 2022

Puerto Rico Freddie Mac Taxable - 0.09% of net assets applicable to common shareholders, total cost of $174,338
$53,628		FHLMC Pool A10563	6.00%	05/01/33	$56,442
94,556		FHLMC Pool C76039	6.00%	01/01/33	99,515
26,154		FHLMC Pool C76924	6.00%	02/01/33	27,516
$174,338	D				$183,473

Face Amount
US Government, Agency and Instrumentalities - 25.25% of net assets applicable to common shareholders, total cost of $65,499,610
$6,500,000		Federal Farm Credit	1.48%	11/26/32	$5,348,733
2,000,000		Federal Home Loan Bank Discount Note	0.00%	07/07/22	1,999,610
57,000,000		Federal Home Loan Bank	1.55%	05/26/32	46,352,172
$65,500,000					$53,700,515

US Municipals - 52.06% of net assets applicable to common shareholders, total cost of $102,301,684
$3,730,000	E H	Larkspur California Pension Obligations Bond	2.68%	07/01/30	$3,459,418
23,590,000	E H	Pennsylvania State Economic Development Finance Authority	6.41%	06/15/30	27,154,402
13,210,000	H	State of Illinois General Obligations	6.21%	01/01/32	14,679,573
15,000,000	E H	City of Chicago O’Hare International Airport	6.40%	01/01/31	17,040,270
10,360,000	E	New York City Transitional Finance Authority	5.60%	02/01/29	11,284,589
6,000,000	E	New York City Transitional Finance Authority	3.80%	08/01/29	5,895,378
29,000,000	E	New York City Transitional Finance Authority	5.50%	02/01/28	31,241,840
$100,890,000					$110,755,470

Total investments (98.73% of net assets applicable to common shareholders)					$210,026,402
Other Assets and Liabilities, net (1.27% of net assets applicable to common shareholders)					2,710,321
Net assets applicable to common shareholders - 100%					$212,736,723

A

Certificates are collaterized by the Government National Mortgage Association (“GNMA”). They are subject to prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Significant unobservable inputs were used in the valuation of this security and is classified as Level 3.

B

GNMA - represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

D

FHLMC - represents mortgage-backed obligations guaranteed by the Federal Home Loans Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

E	Revenue Bonds - issued by government agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus.

F

Revenue Bonds - issued by government agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

G

Certificates represent limited obligations of the authority, payable from and secured by certain mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”) or issued by the Federal National Mortgage Association (“FNMA”). These certificates are backed by mortgage loans made by Puerto Rico lending institutions. They are subject to prepayment or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

H	These securities are insured as to principal and interest by Assured Insurance Services, AGM Insurance or Assured Guaranty.

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES	June 30, 2022

Assets:	Investments in securities, at value (identified cost - $213,375,876)		$210,026,402
	Cash		1,098,737
	Interest receivable		2,260,468
	Plan of Adjustment (Private Equity Portfolio) receivable		301,935
	Prepaid expenses and other assets		166,546

	Total assets		213,854,088

Liabilities:	Dividends payable to common shareholders		628,016
	Directors fees payable		6,000
	Payables:
	Investment advisory fees	70,175
	Administration, custody, and transfer agent fees	23,203	93,378

	Professional fees		194,059
	Administration fees tax advance		126,950
	Reporting fees		61,937
	Accrued expenses and other liabilities		7,025

	Total liabilities		1,117,365

Net Assets Applicable to Common Shareholders:			$212,736,723

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 39,019,318 shares issued and outstanding)		$263,219,633
	Total Distributable Earnings (Accumulated Loss) (Note 1 and Note 7)		(50,482,910)

	Net assets applicable to common shareholders		$212,736,723

	Net asset value applicable to common shares - per share; 39,019,318 shares outstanding		$5.45

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the fiscal year ended June 30, 2022

Investment Income:	Interest	$ 9,878,140

Expenses:	Interest and leverage related expenses	3,761
	Investment advisory fees	1,906,844
	Administration, custody, and transfer agent fees	448,013
	Professional fees	217,545
	Directors’ fees and expenses	29,947
	Insurance expense	256,533
	Reporting fees	93,038
	Administration fees tax advance expense	10,389
	Other	27,778

	Total expenses	2,993,848
	Waived investment advisory, administration, custodian and transfer agent fees	(1,019,751)

	Net expenses after waived fees by investment adviser, administration, custodian and transfer agent	1,974,097

Net Investment Income:		7,904,043

Realized Gain and	Net realized loss on investments	(10,987,130)
Unrealized Appreciation	Change in net unrealized appreciation (depreciation) on investments	(19,807,335)

(Depreciation) on Investments:	Total net realized and unrealized loss on investments	(30,794,465)

	Net decrease in net assets resulting from operations	$ (22,890,422)

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

		For the fiscal year ended June 30, 2022	For the fiscal year ended June 30, 2021

Increase (Decrease) in Net Assets:

	Net investment income	$7,904,043	$9,298,216
	Net realized (loss) gain on investments	(10,987,130)	143,728
	Change in net unrealized appreciation (depreciation) on investments	(19,807,335)	(1,261,657)

	Net (decrease) increase in net assets resulting from operations	(22,890,422)	8,180,287

Dividends to Common Shareholders From:	Net investment income	(8,117,323)	(9,436,115)
	Return of capital	(36,678,159)	(14,800,000)

		(44,795,482)	(24,236,115)

Capital Shares Transactions:	Repurchase of common shares	-	(20,075,336)

Net Assets:	Net decrease in net assets applicable to common shareholders	(67,685,904)	(36,131,164)

	Net assets at the beginning of the year	280,422,627	316,553,791

	Net assets at the end of the year	$212,736,723	$280,422,627

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

		For the fiscal year
		ended June 30,
		2022
Increase (Decrease) in Cash

Cash Provided by	Net decrease in net assets from operations	$(22,890,422)
Operations:	Adjusted by:
	Purchases of portfolio securities	(63,197,831)
	Proceeds from restructuring of Employees Retirement System Bonds	19,286,789
	Legal expenses related to Puerto Rico bond restructurings	(4,576)
	Bonds litigation settlement	204,719
	Calls, paydowns and maturities of portfolio securities	78,603,403
	Net realized loss on investments	10,987,130
	Change in net unrealized (appreciation) depreciation on investments	19,807,335
	Accretion of discounts on investments	(114,811)
	Amortization of premiums on investments	209,727
	Decrease in interest receivable	567,565
	Increase in Plan of Adjustment (Private Equity Portfolio) receivable	(301,935)
	Decrease in prepaid expenses and other assets	(8,344)
	Decrease in directors fees payable	(40)
	Decrease in administration, custody, and transfer agent fees payable	(20,001)
	Decrease in investment advisory fees payable	(66,137)
	Increase in Professional fees	16,051
	Increase in Administration fees tax advance	10,388
	Increase in Reporting fees	6,537
	Decrease in accrued expenses and other liabilities	(95,372)

	Total cash provided by operations	43,000,175

Cash Used in	Dividends to common shareholders paid in cash	(8,206,028)
Financing Activities:	Return of capital	(36,678,159)

	Total cash used in financing activities	(44,884,187)

Cash:	Net decrease in cash for the year	(1,884,012)
	Cash at the beginning of the year	2,982,749

	Cash at the end of the year	$1,098,737

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$3,761

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

1.	Reporting Entity and Significant Accounting Policies

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on July 12, 2002 and commenced operations on July 24, 2002. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objectives are (i) to provide current income, consistent with the preservation of capital and (ii) to return the initial investment of $10 per share of common stock on or before December 31, 2032.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

The Fund is expected to be liquidated by or about December 31, 2032 (the “Target Date”). The Fund intends to distribute to shareholders during the period commencing on or after July 31, 2013 and ending approximately on the Target Date, an amount at least equal, in the aggregate, to the initial offering price of $10 per share. There is no assurance that this objective will be achieved. As a result, the Fund has established a restricted account within the undistributed net investment income for tax purposes to recoup amounts paid in connection with its initial public offering. As a fundamental policy, the securities purchased by the Fund will not have an expected maturity date subsequent to December 31, 2032, even though final maturities could exceed December 31, 2032. However, due to the Puerto Rico Sales Tax Financing Corporation (“COFINA”) debt restructuring and corresponding bond exchange, the Fund now holds new COFINA bonds in its investment portfolio with maturity dates beyond December 31, 2032.

The Fund is considered an investment company under the generally accepted accounting principles in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

The following is a summary of the Fund’s significant accounting policies:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (“NYSE”) or, if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The net asset value per share is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At June 30, 2022, no security’s fair value was determined by the Committee. However, certain Mortgage-Backed securities representing 4.22% of total investment securities fair values were valued using the average of two independent valuation providers.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies Bonds and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks, and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. MBS for which there is a lack of transparency of prices due to lack of trading activity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of June 30, 2022, in valuing the Fund’s investments carried at fair value:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

	Investments in Securities
	Level 1	Level 2	Level 3	Balance 6/30/2022
Puerto Rico Agencies Bond and Notes	$-	$5,208,058	$-	$5,208,058
Puerto Rico Collateralized Mortgage Obligations Exempt	-	-	4,134,266	4,134,266
Mortgage Backed Securities	-	27,173,581	-	27,173,581
Puerto Rico GNMA Taxable	-	2,276,840	-	2,276,840
Puerto Rico FNMA Taxable	-	6,594,199	-	6,594,199
Puerto Rico Freddie Mac Taxable	-	183,473	-	183,473
US Government, Agency, and Instrumentalities	-	53,700,515	-	53,700,515
US Municipals	-	110,755,470	-	110,755,470

	$-	$205,892,136	$4,134,266	$210,026,402

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investment Securities
	Balance as of 6/30/2021	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization/ accretion	Purchases	Sales/Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 6/30/2022
Popular Securities Mortgage Trust	$4,732,413	$-	$(118,637)	$-	$-	$-	$(479,510)	$-	$4,134,266

Quantitative Information about Level 3 Fair Value Measurements:

	Fair Value at June 30, 2022	Valuation Technique	Unobservable Inputs		Price
Popular Securities Mortgage Trust	$4,134,266	Broker Quotes	Yield to Maturity	5.74%	$103.28

Significant changes in the unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held at June 30, 2022, amounted to a net unrealized depreciation of $118,637.

There were no transfers into or out of Level 3 during the year ended June 30, 2022.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of June 30, 2022.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

Income Taxes (“Accounting Standards Codification 740”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four (4) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended June 30, 2022, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods, in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board of Directors, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

The Fund’s principal distributions commenced on February 4, 2015. Distributions made during prior years amounted to $102,889,376, representing a total of $2.40 per share. The net asset value and market price for the Fund shares were reduced by these amounts. For the fiscal year ended June 30, 2022, principal distributions amounted to $36,678,159, representing $0.94 per share. The Fund’s remaining principal for distribution as of year ended June 30, 2022 amounts to $6.66. To the extent capital losses realized by the Fund on dispositions of securities are not offset by capital gains realized in the same or in subsequent years, there is no assurance that the Fund will be able to return the remaining principal by December 31, 2032.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs of funds or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy, and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s net asset value, not complying with eligible collateral requirements or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments during the year ended June 30, 2022.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so. There were no securities sold under repurchase agreements outstanding as of June 30, 2022.

Short-Term and Medium-Term Notes

The Fund has a short-term and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short-term and medium-term notes may be issued from time to time, in denominations of $1,000 or as may otherwise be specified in a supplement to the Offering Circular. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception. There were no short-term and medium-term notes outstanding as of June 30, 2022.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the fiscal year ended June 30, 2022, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 7 for a reconciliation between taxable and book net investment income.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the fiscal year ended June 30, 2022, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions With Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board of Directors, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets. For the fiscal year ended June 30, 2022, investment advisory fees amounted to $1,906,844 equivalent to 0.75% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $889,861, for a net fee of $1,016,983, which represents an effective annual rate of 0.39%. The investment advisory fees payable amounted to $70,175 as of June 30, 2022.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements. UBSTC has engaged JP Morgan to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration and Transfer Agency, Registrar, and Shareholder Servicing Agreement will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expenses reimbursements. For the fiscal year ended June 30, 2022, the administrative, custody, and transfer agency services fee amounted to $448,013. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $129,890, for a net fee of $318,123, which is equivalent to 0.12% of the Fund’s average weekly gross assets. The administrative, custody, and transfer agent fees payable amounted to $23,203 as of June 30, 2022.

Certain Fund officers and directors are also officers and directors of UBSTC. The six (6) independent directors of the Fund’s Board of Directors are paid based upon an agreed fee of $1,000 per quarterly Board meeting, plus expenses, and $500 per quarterly Audit Committee meeting, plus expenses. For the fiscal year ended June 30, 2022, the independent directors of the Fund were paid an aggregate compensation and expenses of $29,947. The directors fees payable amounted to $6,000 as of June 30, 2022.

The total amount (in thousands) of other affiliated and unaffiliated purchases and sales of investment securities, originations of securities sold under repurchase agreements and short-term notes, listed by counterparty, during the year were as follows:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

	Purchases	%	Sales	%
Affiliates	$-	-	$-	-
Unaffiliated	63,198	100%	-	-

	$63,198	100%	$-	-

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

Capital share transactions for the fiscal years ended June 30, 2022 and 2021 were as follows:

Common Shares	Amount 2022	Amount 2021
Repurchase of shares	$-	$(20,075,336)

Transactions in common shares during the fiscal years ended June 30, 2022 and 2021 were as follows:

Common Shares	2022	2021

Beginning of common shares	39,019,318	42,283,080
Shares repurchased	-	(3,263,762)

Ending of common shares	39,019,318	39,019,318

The Fund repurchased a total of 3,263,762 common shares during the fiscal years ended June 30, 2021 as follows:

	Shares Repurchased	Net Asset Value	Cost
Affiliates	232,332	$1,766,445	$1,455,524
Non-Affiliates	3,031,430	22,921,593	18,619,812

Total	3,263,762	$24,688,038	$20,075,336

The shares repurchased from affiliates consist of shares held by clients in such affiliates.

The weighted average discount per share is 18.68% for shares repurchased during the fiscal year ended June 30, 2021.

There were no repurchase transactions during the fiscal year ended June 30, 2022.

4.	Investment Transactions

The cost of securities purchased and proceeds from sales and calls of portfolio securities (in thousands), excluding short-term investments, for the fiscal year ended June 30, 2022, were as follows:

	Purchases	Sales	Calls and Paydowns
Puerto Rico Obligations	$-	$-	$7,703
US Obligations	-	-	6,200

	$-	$-	$13,903

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

Puerto Rico Restructuring Plan Developments:

The Plan of Adjustment of the Commonwealth was deemed effective and consummated on March 15, 2022. It included the Employee Retirement System (“ERS”) Stipulation signed in April 2021 whereby the Commonwealth agreed to purchase ERS assets for $373,000,000 to pay the stipulated cash distributions to the ERS bondholders. As a result, the Fund received its pro-rata share of the stipulated cash payment in exchange of the ERS bonds previously held by the Fund. As a signatory of the stipulation, the Fund also received its pro-rata share of the plan consummation costs.

Under the ERS stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a private equity portfolio owned by ERS. From the Effective Date until April 10, 2023, the Commonwealth will have the option to purchase the ERS Private Equity Portfolio or the interests of the ERS Trust. The Fund recognized its pro-rata share of the Private Equity Portfolio as a Plan of Adjustment receivable amounting to $301,935. Prior to the Plan of Adjustment, the Fund had an unrealized loss amounting to $11,927,440. Based on the effect of the Plan of Adjustment during the year, the Fund had a realized loss of $11,916,239, which resulted in a net impact of $11,201 in our Statement of Operations. The Fund did not own any other bonds re-structured by the plan.

5.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At June 30, 2022, the Fund had investments with an aggregate fair value of approximately $36,515,905, which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government or any of its subdivisions, of which $5,208,058 are issued or guaranteed by the Commonwealth of Puerto Rico or its subdivisions, including Revenue Bonds. Of the $36,515,905 that are issued by entities located in the Commonwealth of Puerto Rico, there are $31,307,847 which are collateralized by U.S. agencies and/or municipalities and/or insured to principal and interest. Also, at June 30, 2022, the Fund had investments with an aggregate market value amounting to $110,755,470, which were issued by various municipalities located in the United States and not guaranteed by the U.S. Government.

6.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria, in the opinion of the Investment Adviser, may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government currently remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize the Puerto Rico’s economy in accordance with the requirements of PROMESA, and this

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that their investments in Puerto Rico securities will constitute at least 20% of their assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

7.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the year, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	213,375,876
Gross appreciation	10,275,805
Gross depreciation	(13,625,279)

Net appreciation (depreciation)	$(3,349,474)

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

For the fiscal year ended June 30, 2022, the Fund had distributed from ordinary income $8,117,323 for tax purposes and $36,678,159 based on return of capital. The undistributed net investment income at June 30, 2022, was as follows:

Undistributed net investment income for tax purposes at the beginning of the period	$28,234,038
Net investment income for tax purposes	7,904,043
Dividends paid to common shareholders	(8,117,323)

Undistributed net investment income for tax purposes at the end of the period	$28,020,758

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at June 30, 2022 were as follows:

Undistributed net investment income for tax purposes at the end of the period	$28,020,758
Accumulated net realized loss from investment	(75,154,194)
Unrealized net appreciation from investment	(3,349,474)

Total Distributable Earnings (Accumulated Loss)	$(50,482,910)

8.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result, the Fund’s investments will decline in value.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund, to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The securities issued by the Fund and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, the Administrator is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commences August 19, 2022.

Coronavirus and Public Health Emergencies. Coronavirus and Public Health Emergencies. As of the date of this report, there is an outbreak of a novel and highly contagious form of coronavirus (COVID-19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID-19 continues to spread and mutate, the potential impacts, including a global,

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

regional or other economic recession, are increasingly uncertain and difficult to assess. The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

9.	Commitments and Contingencies

The Fund, its Board of Directors, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against thirteen Funds, including this Fund, UBS Financial Services Inc., UBSFS, UBSTC, and all current and certain former Fund directors, alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. On May 5, 2015, the court denied defendants’ motion to dismiss. The Puerto Rico Court of Appeals and the Puerto Rico Supreme Court denied defendants’ petitions for leave to appeal that decision. On August 24, 2016, defendants answered the complaint. In 2021, the parties reached an agreement to settle this matter for $15 million (the “Settlement Amount”). On June 28, 2022, the Court entered an order with a preliminary approval of the stipulation. A final hearing was heard on August 26, 2022, with participation of all parties and two shareholders. No objection to the stipulation was filed. The Court will enter judgment, which will be final and unappealable thirty (30) days after its notification. Ten (10) days after the judgment becomes final, the Funds will receive a pro rata allocation of the Settlement Amount.

10.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

11.	Subsequent Events

Events and transactions from July 1, 2022 through August 29, 2022 (the date the financial statements were available to be issued) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2022

Dividends:

On July 31, 2022, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01610 per common share, totaling $628,016 and payable on August 10, 2022, to common shareholders of record as of July 31, 2022.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at June 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

August 29, 2022

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OTHER INFORMATION (Unaudited)

Management of the Fund

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available upon request by calling the Fund at 787-250-3600.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

Independent Directors
Agustin Cabrer (73)	Director	Director since 2005	President of Starlight Development Group, Inc. from 1995 to 2014 (real estate development); President of Antonio Roig Sucesores since 1995 (real estate development); Partner of Desarrollos Roig since 1995, Desarrollos Agrícolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development); Partner, Pennock Growers, Inc. since 1998; Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development); Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998; Director of TC Management from 2002 to 2013; Officer of Candelero Holdings & Management, Inc. from 2001 to 2013; 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer); former Member of the Board of Trustees of the University of Puerto Rico; Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer); President of Libra Government Building, Inc. since 1997; Partner of Cometa 74, LLC since 1998; Vice-President of Candelario Point Partners, Inc. since 1998; Officer of Marbella Development, Corp. from 2001 to 2014.	18 funds consisting of 29 portfolios	None
Vicente J. León (83)	Director	Director since 2021	Independent business consultant since 1999; former Member of the Board of Directors of Triple S Management Corporation; served as a consultant with Falcón Sánchez and Associates, a Certified Public Accounting Firm, from 2000 to 2001; Partner at KPMGLLP from 1981 to 1998.	18 funds consisting of 29 portfolios	None

1

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Carlos Nido (58)	Director	Director since 2007	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015; President and Executive Producer of Piñolywood Studios LLC; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.	25 funds consisting of 36 portfolios	None
Luis M. Pellot (74)	Director	Director since 2005	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989; Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002; Member of PR Bar Association, PR Manufacturers Association, PR Chamber of Commerce, PR General Contractors Association, PR Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	25 funds consisting of 36 portfolios	None
Clotilde Pérez (70)	Director	Director since 2009	Vice President Corporate Development Officer of V. Suarez & Co., Inc. since 1999; Member of the Board of Trustee of the University of the Sacred Heart since 2005; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacan, Inc.; EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; General Partner of the Guayacan Fund of Funds Family.	25 funds consisting of 36 portfolios	None
José J. Villamil (83)	Director	Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non- Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of	18 funds consisting of 29 portfolios	None

2

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council;

Interested Director
Carlos V. Ubiñas (67)****	Director, Chairman of the Board of Directors, and President	Director since 2005 and President since 2015; Chairman of the Board of Directors since 2012	Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Inc. since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Inc. from 1989 to 2005. UBS Financial Services Inc. is an affiliate of the Fund.	18 funds consisting of 29 portfolios	None

Officers
Leslie Highley (75)	Senior Vice President	Senior Vice President since 2005	Managing Director of UBS Trust Company of Puerto Rico; Senior Vice-President of UBS Financial Services Incorporated of Puerto Rico; Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	Not applicable	None
William Rivera (64)	First Vice President and Treasurer	First Vice President since 2005 and Treasurer since 2015	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Puerto Rico since 1987.	Not applicable	None
Javier Rodríguez (49)	Assistant Vice	Assistant Vice	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since	Not applicable	None

3

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
	President and Assistant Treasurer	President and Assistant Treasurer since 2005	2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002.
Liana Loyola (61)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None
Cary Alsina ***** (53)	Assistant Vice President	Assistant Vice President since 2019	Assistant Portfolio Manager and Analyst for UBS Asset Managers of Puerto Rico and Puerto Rico Investors Family of Funds since 2010; Account Vice President in UBS Financial Services of Puerto Rico from 2004 to 2010; Financial Advisor in Popular Securities from 2001 to 2004; First Vice President in Commercial Loans Division in Banco Popular de Puerto Rico from 1995 to 2001.	Not applicable	None
Heydi Cuadrado (42)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008. Joined UBS Trust Company in 2003.	Not applicable	None
Gustavo Romañach (47)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Asset Managers of Puerto Rico since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers of Puerto Rico since 2009; Assistant Vice- President of UBS Asset Managers of PR since 2003.	Not applicable	None

*    The address of each Director and officer is UBS Trust Company of Puerto Rico, American International Plaza – Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**   Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85. Each officer is annually elected by and serves at the pleasure of the Board.

***    The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Investors Tax-Free Fund, Inc.; Puerto Rico Investors Tax-Free Fund Inc. II; Puerto Rico Investors Tax-Free Fund III, Inc.; Puerto Rico Investors Tax-Free Fund IV, Inc.; Puerto Rico Investors Tax-Free Fund V, Inc.; Puerto Rico Investors Tax-Free Fund VI, Inc.; Puerto Rico Tax-Free Target Maturity Fund, Inc.; Puerto Rico Tax- Free Target Maturity Fund II, Inc.; and Puerto Rico Investors Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust PR. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management, a division of Banco Popular de Puerto Rico. Messrs. Ubiñas, Villamil, and León serve on the Board of Directors of each of the investment companies comprising the UBS Family of Funds.

****   Mr. Ubiñas is considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

*****    Ms.Alsina resigned effective August 13, 2021.

4

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,

•	Written and electronic correspondence,

•	Telephone contacts,

•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

•	Website visits,

•	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

5

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

6

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

7

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

8

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of Directors (the “Board”) of the Fund met on May 9, 2022 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and UBS Asset Managers of Puerto Rico, the Fund’s investment adviser (“UBS AMPR” or the “Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of UBSAMPR, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to the investment advisory was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the investment advisory agreement. In evaluating the investment advisory agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Adviser provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Adviser provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Adviser provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

9

In addition to the services provided by the Adviser, the Independent Directors also considered the risks borne by the Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Peformance of the Fund. In evaluating the quality of the services provided by the Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2021 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Adviser with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Adviser had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Adviser for the year ended December 31, 2021. The Independent Directors also considered the overall financial condition of the Adviser and the Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Adviser derived from its relationship with the Fund for the fiscal year ended June 30, 2021 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Adviser’s revenues,

10

expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Adviser including and excluding distribution expenses incurred by the Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Adviser may receive as a result of its relationship with the Fund.The Independent Directors further considered the reputational and/or marketing benefits the Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Adviser and concluded that the indirect benefits received were reasonable.

11

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INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Cary Alsina1

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

●	Mutual Fund’s units are not bank deposits or FDIC insured.
●	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
●	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

1 Ms. Alsina resigned from her position as Assistant Vice President effective on August 13, 2021.

TAX-FREE HIGH GRADE PORTFOLIO

TARGET MATURITY FUND FOR

PUERTO RICO RESIDENTS, INC.

(b) Not applicable.

Item 2. Code of Ethics.

(a) The Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund” or the “registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b) No disclosures are required by this Item 2(b).

(c) The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d) There have been no waivers granted by the Fund to individuals covered by the Code during the reporting period for Form N-CSR.

(e) Not applicable.

(f) A copy of the Code is incorporated herein by reference as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a) (1) The Board of Directors of the Fund has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(2) The name of the audit committee financial expert is Vicente León. Mr. León has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant.

(a) Audit Fees – The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended June 30, 2021 and June 30, 2022 were $127,243 and $127,243, respectively.

(b) Audit Related Fees – For the fiscal years ended June 30, 2021 and June 30, 2022, the registrant has not received any fees billed from E&Y for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c) Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended June 30, 2021 and June 30, 2022 were $10,331 and $10,413, respectively.

During the fiscal years ended June 30, 2021 and June 30, 2022, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees - The registrant was not billed for any other products or services provided by E&Y for the fiscal years ended June 30, 2021 and June 30, 2022 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended June 30, 2021 and June 30, 2022, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended June 30, 2021 and June 30, 2022 were pre-approved by the Audit Committee. For the fiscal years ended June 30, 2021 and June 30, 2022, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(2) Not applicable.

(f) Not applicable.

(g) There were no fees billed by E&Y for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for the fiscal years ended June 30, 2021 and June 30, 2022, other than those disclosed in (c) and (d) above.

(h) The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph I(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Fund has delegated the voting of proxies for the Fund’s securities to UBS Asset Managers of Puerto Rico (the “Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines and procedures (the “Proxy Voting Guidelines”). Under the Proxy Voting Guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders that is, in a manner consistent with the objective of maximizing total return to the shareholder as an investor in the securities being voted. In the case of a conflict of interest, the proxy would be submitted to the Board to determine how the proxy should be voted.

A Proxy Voting Committee, comprised of representatives of the Investment Adviser, oversees and administers the process of voting proxies for the Fund. The Investment Adviser has retained Institutional Shareholder Services, Inc. (“ISS”), an independent proxy voting organization, to assist in carrying out its proxy voting responsibilities.

The Investment Adviser’s Proxy Voting Committee periodically reviews and evaluates the ISS Guidelines and ISS’ voting recommendations, which guidelines the Investment Adviser has concluded are sound and consistent with the fundamental principles that the Investment Adviser believes should guide proxy voting decisions. For this reason, the Investment Adviser generally votes all proxies in accordance with the ISS Guidelines and specific ISS voting recommendations. The ISS Guidelines, as they may be amended from time to time, are treated as part of the Investment Adviser’s and the Fund’s Proxy Policies, and copies of the ISS Guidelines will be provided on request. In the event that the Investment Adviser concludes that reliance on the ISS Guidelines and voting recommendations is no longer appropriate, the Investment Adviser will retain another independent proxy voting service to provide it similar services.

Voting proxies in accordance with the ISS Guidelines and recommendations helps to ensure that the Investment Adviser does not make specific voting decisions in situations where there may be a material conflict of interest between the interest of the Investment Adviser or any of its affiliates and those of a shareholder of the Fund. In addition, because of the broad and diverse nature of the business of the Investment Adviser and its affiliated companies, it is not practical for the Investment Adviser to seek to identify all actual or potential or material conflicts of interest with respect to every proxy voting matter. To ensure that the Investment Adviser does not make a voting decision for clients where a material conflict is present, in the event that the ISS Guidelines do not apply to, or ISS is not able to provide a recommendation on how to vote, a particular matter, the Investment Adviser may seek voting instructions from the majority of Independent Directors of the Board of the Fund, vote client shares in proportion to the votes cast by all other shareholders, if this option is available, retain another independent third party to make the voting decision or take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the Investment Adviser’s Legal Counsel.

The Investment Adviser may not vote proxies in certain circumstances, including, but not limited to, situations were (a) the securities are no longer held; (b) the proxy or other relevant materials were not received in sufficient time to allow an appropriate analysis by ISS or to allow a vote to be cast by the voting deadline; or (c) the Investment Adviser or ISS concludes that the cost of voting the proxy will exceed the potential benefit.

A member of the Investment Adviser’s legal department oversees the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Board and made available to shareholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, upon request, by calling (787) 250-3600 and on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the Portfolio Manager, who is primarily responsible for the day-to-day portfolio management of the Fund as of June 30, 2022:

Leslie Highley is the designated portfolio manager of the Fund (the “Portfolio Manager”). Mr. Highley manages several funds and portfolios. Mr. Highley is a Co-President of the registrant and Managing Director of UBS Trust Company of Puerto Rico. He has been Managing Director of UBS Trust Company of Puerto Rico since 2006; Executive Vice President of UBS Trust Company of Puerto Rico since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Residents Tax-Free Family of Funds since 1995; President of Dean Witter Puerto Rico, Inc.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of June 30, 2022:

(i) Name of Portfolio Manager	Type of Accounts	(ii) Total Number of Accounts Managed	Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	24	$1.77 billion	—	$0
	Other Pooled Investment Vehicles	—	$0	—	$0
	Other Accounts	—	$0	—	$0

As described above, the Portfolio Manager does manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of the Investment Adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of June 30, 2022:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Leslie Highley	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases by the Fund for the period from July 1, 2021 through June 30, 2022.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Although it has not done so, the Fund may also engage in securities lending, subject to procedures adopted by its Board of Directors.

Item 13. Exhibits.

(a) (1)	Code of Ethics is filed herewith.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date: September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date: September 7, 2022

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date: September 7, 2022